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                                                                   EXHIBIT 23.2




                       CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated October 31, 1997 (except for Note 10, as to which the date is November 21, 1997) in Amendment No. 2 to Registration Statement (Form S-1 No. 333-36429) and related Prospectus of Bioanalytical Systems, Inc. for the registration of 1,250,000 of its common shares.





                                                   /s/ Ernst & Young LLP







Indianapolis, Indiana
November 20, 1997